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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 2001 included in Genaissance Pharmaceuticals Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                       /s/ Arthur Andersen LLP
                                       Arthur Andersen LLP

Hartford, Connecticut
October 17, 2001